UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2005

Commission file number 1-11625

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On December 19, 2005, Pentair, Inc. issued a press release reaffirming fourth quarter 2005 EPS guidance of between $0.40 and $0.42 per share, and announcing the early adoption of SFAS 123R for Share-Based Payment.

The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

The following exhibits are provided as part of the information furnished under Item 7.01 of this Current Report on Form 8-K:

Exhibit	Description
99.1	Pentair, Inc. press release dated December 19, 2005 reaffirming fourth quarter 2005 EPS guidance of between $0.40 and $0.42 per share, and announcing the early adoption of SFAS 123R for Share-Based Payment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on December 21, 2005.

PENTAIR, INC. Registrant

By	/s/ David D. Harrison
David D. Harrison
Executive Vice President and Chief Financial Officer (Chief Accounting Officer)

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated December 19, 2005

Exhibit Number	Description
99.1	Pentair, Inc. press release dated December 19, 2005 reaffirming fourth quarter 2005 EPS guidance of between $0.40 and $0.42 per share, and announcing the early adoption of SFAS 123R for Share-Based Payment.